Exhibit 99.1

Shaping the Future of Real Estate with AI - Driven Innovation May 2025 Corporate Presentation NASDAQ: AIRE

Disclaimers 2 This presentation is made solely for information purposes and no representation or warranty, express or implied, is madebyreAlpha Tech Corp. (“reAlpha,” “we,” “us,” “our,” and, together with oursubsidiaries, the “Company”) orany of its representatives as to the information contained inthesematerials or disclosed during any related presentations or discussions. This presentation also contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the reAlpha’s plans, strategies, objectives, expectations, intentions and adequacy of resources. These forward - looking statements involve known and unknown risks, uncertainties and other factors that may cause reAlpha’s actual results, performance or achievements to be materiallydifferent fromany futureresults, performanceor achievements expressed or implied by the forward - looking statements, such as reAlpha’s limited operating history and that reAlpha has not yet fully developed its artificial intelligence ("AI") based technologies; reAlpha’s ability to commercialize its developing AI - based technologies; whether reAlpha’s technology and products will be accepted and adopted by its customers and intended users; reAlpha's ability to integrate the business of its acquired companies into its existing business and the anticipated demand for the services offered by such acquired companies; the inability to maintain and strengthen reAlpha’s brand and reputation; the inability to execute business objectives and growth strategies successfully or sustain reAlpha’s growth; the inability of reAlpha’s customers to pay for reAlpha’s services; reAlpha’s ability to successfully enter new geographic markets; reAlpha’s ability to obtain the necessary regulatory and legal approvals to expand into additional U.S. states and maintain, or obtain, brokerage licenses in such states; reAlpha’s ability to generate additional sales or revenue from having access to, or obtaining, additional U.S. states brokerage licenses; reAlpha’s ability to scale its operational capabilities to expand into additional geographic markets; the potential loss of key employees of its acquired companies including, but not limited to, Naamche, Inc. (“U.S. Naamche”) and Naamche, Inc. Pvt Ltd. (“Nepal Naamche,” and together with U.S. Naamche, “Naamche”), AiChat Pte. Ltd., Hyperfast Title LLC, Debt Does Deals, LLC (“Be My Neighbor”) and GTG Financial, Inc. (“GTG Financial”); changes in applicable laws or regulations and the impact of the regulatory environment and complexities with compliance related to such environment and other risks and uncertainties further described in reAlpha's periodic reports filed with the Securities and Exchange Commission ("SEC"), including the Annual Report on Form 10 - K for the period ended December 31, 2024 (as amended), the the Form 10 - Q for the quarterly period ended March 31, 2025, and other filings that may be filed with the SEC from time to time. Nothing contained herein is, or should be relied on as, a promise or representation as to the future. The information in this presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities referred to herein in any jurisdiction, including India, in which such offer, solicitation or sale would require preparation of a prospectus or other offer documentation, or be unlawful prior to registration, exemption from registration or qualification under the securities laws of any such jurisdiction. We caution you not to place undue reliance on any forward - looking statements, which speak only as of the date of this presentation. We undertake no obligation to update any forward - looking statements to reflect events or circumstances after the date of this presentation, except as required by law. Use of Non - U.S. GAAP Financial Measures This presentation includes Adjusted EBITDA, a financial measure that is not presented in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) and may be different from non - U.S. GAAP financial measures used by other companies. We reconcile our Adjusted EBITDA to our net income (loss) adjusted to exclude interest expense, depreciation and amortization, share based compensation, and other non - cash, non - operating, or non - recurring items that we believe are not indicative of our core business operations. We use Adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that this non - U.S. GAAP financial measures may be helpful to investors because it provides consistency and comparability with past financial performance. This non - U.S. GAAP financial measure is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. A reconciliation of this non - U.S. GAAP financial measure to the most directly comparable U.S. GAAP measures can be found in the appendix to this presentation and in our public filings with the SEC. Trademarks This presentation includes our own trademarks, which are protected under applicable intellectual property laws, as well as trademarks, service marks, copyrights and trade names of other companies, which are the property of their respective owners . Use of AI Images on this presentation may be produced using artificial intelligence (AI). These AI - generated images are for illustrative purposes only and may not represent actual events or entities. Industry and Market Data This presentation contains information obtained from third - party sources, including industry publications, market research, and other publicly available data. While we believe such third - party sources to be reliable as of the date of this presentation, we have not independently verified the accuracy or completeness of any such information. Additionally, information contained in this presentation concerning our industry is also based on management’s good faith estimates, which estimates are derived from management’s knowledge of the industry and publicly available information released by third - party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets. Similarly, we believe our internal research is reliable, however, such research has not been verified by any independent sources.

Executive Summary

reAlpha is building a **next-generation, vertically integrated real estate technology company**, leveraging **AI** to streamline and monetize the full home buying and selling journey

Positioned to Capitalize on Black Swan Event	As the traditional commission model erodes due to the National Association of Realtors (NAR) settlement[1], reAlpha is positioned to lead with a tech-forward, consumer-aligned solution tailored for the evolving, rapidly consolidating real estate market
Consumer Savings Drive Engagement	The "commission rebate at closing" model is designed to boost user adoption and cross-service utilization by offering tangible savings to homebuyers
Full-Stack Revenue Model	By unifying real estate, mortgage, and title services into a single platform, reAlpha is able to capture value across the full transaction lifecycle[2]
Strategic Acquisition-Led Growth	With six acquisitions and licenses in 30 states, reAlpha combines proprietary AI with purpose-built infrastructure to drive scalability and operating leverage[2]
Efficiency & Value at Every Step	Focused on optimizing the entire transaction process, reAlpha aims to deliver superior customer value through automation and integration

[1]Settlement details can be found on Yahoo Finance
[2]Although reAlpha is licensed in 30 states, the reAlpha platform is currently available for homebuyers in 20 counties in Florida

reAlpha
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Investment Highlights

1. **Massive Market, Purpose-Built**

   reAlpha is targeting a multi-trillion-dollar[1] opportunity across real estate, mortgage, and title with a tech-first model designed for scalabiity, efficiency, and cross-vertical revenue generation

2. **Built for the Modern Homebuyer**

   Our platform is designed to deliver the ease, speed, and affordability buyers expect, using AI, intuitive design, and coordinated services, to create a better, more transparent experience

3. **Monetizing the Full Transaction**

   Unlike traditional brokerages, reAlpha expects to earn multiple streams of revenue across the entire home purchase process, from realty to mortgage to title, unlocking greater revenue potential for each customer

4. **Scaling Through Strategic Acquisitions**

   reAlpha is expanding capabilities, reach, and revenue through targeted, accretive acquisitions, which drove a 4,432% year-over-year increase in Q1-2025, fueled by acquisitions including Be My Neighbor and GTG Financial

5. **Execution Backed by Experience**

   Our leadership team blends deep expertise in technology, finance, and real estate, and has a track record of leading complex integrations and building high-performing, customer-focused operations

[1] Refers to sum of the U.S. Housing Market, U.S. Mortgage Origination Market, and U.S. Title Insurance Market. U.S. Housing Market data sourced from Redfin and Yahoo Finance[4.1]; U.S. Mortgage Origination Market sourced from Trading Economics and Investopedia[4.2] and includes refinances; U.S. Title Insurance Market sourced from Ibis World for calendar year 2024

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4

Challenges in the Homebuying Journey

High Costs and a Complex Process



$
$
$
$
$
$
$
$
Closing

The complexity of the homebuying ecosystem costs homeowners more than $7,000[1] in additional fees on average

Traditional Market Not Up to the Task

High Fees are Standard

- The recent NAR settlement has shifted the responsibility of realtor commissions, adding even more direct costs to the homebuyer
- Consumers aren't financially rewarded when using standalone services in the homebuying process
- Buyers often assume commissions are paid by the seller, but in reality, they're built into the home price[2]

Fragmented Operations

- Consumers must coordinate across multiple vendors—real estate, mortgage, title and more—with little transparency or control

Slow and Complex

- The customer experience is inefficient and overcomplicated by a lack of integration that increases time (4-8 weeks)[3] for a home loan and effort
- The industry suffers from a lack of automation with incumbents slow to adapt and constrained by outdated business models and technology

[1]Data sourced from FannieMae for loans acquired 2017-2019
[2]Data sourced from Investopedia
[3]Data sourced from Waterstone Mortgage

reAlpha 5

reAlpha's Innovative Business Model: Disrupting Real Estate

AI-Powered Technology-enabled Solution
backed by **Human Expertise**


reAlpha
AI
Automation
Data Science
+ Human Expertise
Closing

1. **Consumer-Aligned Pricing Model**
   "Commission rebate at closing" approach rewards buyers who use multiple services on the reAlpha platform. It aims to maximize consumer value while aligning incentives and increasing monetization opportunities, unlike legacy commission models

2. **AI-Driven Customer Experience**
   Claire, reAlpha's proprietary AI assistant, delivers always-on guidance, handling search, education, and transaction support in real time. This is expected to improve efficiency, reduce friction, and scale far beyond what traditional agents can provide

3. **More Seamless Vertically Integrated Platform**
   reAlpha owns and operates across real estate, mortgage and title, unlocking the full-stack revenue, streamlining the customer experience, and reducing handoffs through automation and optimized operations

4. **Scalable, Tech-Enabled Operations**
   A blend of proprietary AI systems and distributed service teams enables reAlpha to support growth efficiently and maintain high service standards, with the goal of increasing profit margins as volume scales

reAlpha
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reAlpha's End-to-End Homebuying Platform

Technology integration drives: **Speed** **Ease** & **Value**



Find your Dream Home

Browse listings, schedule a showing, and get personalized support from Claire, all from the palm of your hand

Make an Offer

Get Offer Accepted

Get a Mortgage

Seamlessly connect to our mortgage broker who has access to over 100 lenders[1] and benefit from a faster, easier mortgage process

Get Title Services

Get Clearance to Close

Use reAlpha for your agent, mortgage and title and get thousands back at closing[2]

[1]This refers to nationwide services offered at the reAlpha and subsidiary level

[2]The estimated amount a customer can get back at closing is based the following assumptions: $420,000 house price and 2.5% buyer's agent commission; assumes customer uses all three reAlpha services and qualifies for a 75% commission rebate of $7,785. Estimated savings are illustrative and may not be representative of actual customer savings. Actual savings will vary by customer and are not guaranteed

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Total Addressable Market Expansion Through Complementary Real Estate Services

By integrating **real estate**, **mortgage** and **title** into a unified platform, reAlpha captures value across the entire home buying transaction lifecycle

U.S. Housing Market

~$80B

Total Commissions Paid (2024)

$1.5T

Total Home Transactions Value

U.S. Housing Market data sourced from Redfin and Yahoo Finance[4.1]

U.S. Mortgage Origination Market

~$18B

Total Mortgage Broker Commissions

$1.7T

Total Value of Mortgages Originated

U.S. Mortgage Origination Market sourced from Trading Economics and Investopedia[4.2] and includes refinances

U.S. Title Insurance Market

~$23B

Total Title Insurance Revenue

U.S. Title Insurance Market sourced from Ibis World for calendar year 2024

reAlpha

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Tech Disruption in Commission - Based Industries Industry Order routing, data subscriptions and bid/ask spreads Company New Revenue Model Market Capitalization SECURITIES BROKER Merchant model, bundling trips and trip insurance TRAVEL Algorithm - driven personalized advertising ADVERTISING $47.5B $21.2B $2.0T 9 ...why not real estate? *Market capitalizations are in USD and reflect values as of May 16, 2025. All product names, logos and brands are property of their respective owners.

reAlpha Makes Homebuying Easier with its AI-Powered Homebuying Platform

Powered by Claire, its AI agent, reAlpha is creating the **next generation of homebuying**

Claire assists homebuyers with property searches, booking tours, submitting offers, and negotiating terms, streamlining the homebuying process and providing users with data on factors such as location, market trends and rental income


11:40
BL
Brian
Can you show me some other homes that are similar to this one but under my budget?
Claire
There are 7 properties available in Key West that meet your criteria of having at least 3 bedrooms, 2 bathrooms, a swimming pool, and a price up to $2 million. If you would like more information on any of these properties or need assistance with anything else, feel free to ask!
$995,000
3003 reAlpha Ave.
Key West, FL 30031
3 bedrooms | 2 baths | 1,317 sqft
$699,000
2002 reAlpha St.
Key West, FL 30031
3 bedrooms | 2.5

- **AI agent on standby 24/7** to answer questions, educate buyers, and ensure smooth transactions
- Supported by in-house licensed agents on **no-obligation basis**
- **Financing** is built directly into the platform[1] so buyers can move from offer to closing without unnecessary complexity or delays.

[1]Although reAlpha is licensed in 30 states, the reAlpha platform is currently available for homebuyers in 20 counties in Florida

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reAlpha Makes Homebuying More Affordable and Accessible

reAlpha increases **homebuyers' purchase power:**

- **Bundle and save** approach is intended to generate significant homebuyer savings and increase the incentive to use multiple reAlpha products
- **Commission rebate of up to 75%** of buyer agent's commission aims to boost purchasing power by increasing down payment, covering closing costs, and/or lowering interest rate
- **Integration with mortgage broker** gives access to 100+ lenders[1] for lower costs, a more customized mortgage, and quicker closings
- **Integration with title company** for ease and time savings



Commission Rebate at Closing[2]
No Commission Rebate to Homebuyer
25% of Buyer's Agent Commission
50% of Buyer's Agent Commission
75% of Buyer's Agent Commission
Not using reAlpha
Realty only
Realty + Mortgage
Realty + Mortgage + Title

[1]This service is currently available for homebuyers in 20 counties in Florida
[2]Actual savings will vary by customer and are not guaranteed

reAlpha 11

Mortgage Portfolio Highlights

Mortgage division has **empowered thousands of families** by delivering **tailored loan solutions**

BE MY NEIGHBOR by reAlpha

Data reflects activity from 2018 to December 2024, sourced internally from Be My Neighbor's operational records. reAlpha completed the acquisition of Be My Neighbor in September 2024.

GTG Financial MORTGAGE BROKERS by reAlpha

Data reflects activity from 2017 to December 2024, sourced internally from GTG Financial, Inc's operational records. reAlpha completed the acquisition of GTG Financial, Inc in February 2025.



55%
33%
9%
3%
Conventional
VA
FHA
Other

Loan Types

$1.91B+
Total Loan Volume

4,840
Total Loans Closed

$394K
Avg Loan Amount

4.9/5
Google Reviews

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reAlpha’s Title Insurance Business Client - Focused and Technology - Driven Delivers comprehensive, digital title services to meet the dynamic needs of reAlpha customers Reliable and Secure By collaborating with underwriters, reAlpha offers customers protection against loss. Security systems are regularly updated and certified by independent security experts Best Practices Compliance Committed to ongoing compliance with industry best practices, maintaining the highest standards in all our operations Comprehensive Title Services Title Insurance Residential Closing Services Escrow Services reAlpha is pursuing partnerships to expand the reAlpha platform into new geographic markets, with the intent to offer real estate services nationwide 13

Driving Revenue Across Business Verticals reAlpha generates revenue from closing costs and services beyond the home purchase [14.1] 1. Realty Services Providing 24/7 AI - assisted real estate support and expert backup, from search, to showing, to offer and close Current Offering 2. Mortgage Brokering Helping homebuyers find a mortgage that fits their unique situation Current Offering 3. Title Services Verifying title/ownership history and insurance to cover future claims or liens Current Offering 4. Post - Closing Services Managing the moving process, utility setup and monitoring of neighborhood values & taxes [14.2] Future Offering 14 Estimated customer revenue based on the following assumptions: $420,000 house price, 18% down payment, 2.5% buyer's agent commission; revenue net of commission rebate at closing, assumes customer uses all three reAlpha services and qualifies for 75% rebate Est Avg Revenue per Customer: $7,750 Est Avg Revenue per Customer: $2,700 Est Avg Revenue per Customer: $2,500

Scalable Growth Model Multi - point expansion strategy Geographic Footprint Expansion • reAlpha’s goal is to continue expanding to additional states and add state licenses to the portfolio Service Expansion • Increase services where reAlpha does not have a full suite of homebuying services in place • Attract service partners to reAlpha’s vertically - integrated ecosystem Market Share Penetration • Build a larger network of service personnel through agent recruitment strategies and acquisitions • Offer a more affordable, streamlined experience that generates organic customer interest • Implement AI - driven tech - enabled processes that increases transaction capacity for service personnel We have presence in 30 markets 15

Completed Acquisitions Mortgage brokerage services in 30 states Planned Acquisitions Mortgage brokerage services focused in California AI - powered chatbot in 270+ languages (controlling interest) Title insurance and settlement services in 3 states (controlling interest) In - house AI development studio Showings Mortgage Post - closing Services 16

Corporate Development Shorter Term Strategic Initiative Longer Term • Licensing expansion (realty, mortgage, title) • Continue acquisitions of service companies • Add service partners at new points along the homebuying process to expand the homebuying service suite • Add the number of service partners with sales and service professionals Strategic Roadmap Technology Development • AI mortgage loan officer assistant rollout • Lead management optimization with AI response logic • Corresponding lending buildout to improve funding options and enhance margins • All modules of the customer relationship management (CRM) system connected and operational • Achieve 100% integration across all service lines • Build an integrated mortgage machine across the entire homebuying platform Sales & Service Professionals • Scale up team with loan officer recruiting strategy 17 aimed at experienced loans officers and top performers • Integrate acquisitions and new recruits into one culture and one system • Continue recruiting and onboarding experienced professionals

Leadership Team Giri Devanur, CEO & Chairman • Successful entrepreneur with 25+ years of experience in tech and real estate • Previously led Ameri100 to a Nasdaq IPO • EY Entrepreneur of the Year in 2017 • Holds a B.S. from the University of Mysore and an M.S. from Columbia University Mike Logozzo, President & COO • Experienced executive with background in financial services, innovation and operations • Previously served as Managing Director at L Marks • Held leadership roles at BMW Financial Services • Holds a B.S. from Youngstown State University and an MBA from Franklin University Piyush Phadke, CFO • Seasoned financial executive with over 20 years of experience in investment banking and capital markets • Previously served as Managing Director at BTIG, LLCA • Held senior roles at Jefferies and Bank of America • Holds a B.A. from Tufts University and an MBA from Duke University's Fuqua School of Business Vijay Rathna, Chief Crypto Officer • Experienced technology leader with 20+ years of experience in software engineering, AI and enterprise innovation • Previously served as SVP of Innovation and Development at Coretelligent • Holds a B.E. from Visvesvaraya Technological University and a M.S. from Columbia University Cristol Rippe, Chief Marketing Officer • Proven marketing executive with 20+ years of experience scaling fintech and proptech • Led marketing at Root Insurance through significant YoY growth and its IPO • Previously served as CMO of Landed • Holds a B.A./B.S. from the University of Pennsylvania Christopher Griffith CEO, Be My Neighbor Mortgage Glenn Groves CEO, GTG Financial 18

Giri Devanur, CEO & Chairman • Entrepreneur with Nasdaq IPO experience • EY Entrepreneur of the Year (2017) • Masters at Columbia University Brian Cole, Compensation Committee Chairman • Managing Director, Baird Investment Bank • Former Manager, PWC • MBA, Kelly School of Business Dimitrios Angelis, Corporate Governance Committee Chairman • Board Director of a publicly listed company • Co - founder of several startups, including Sparta Biomedical • Managing Partner at Pharma Tech LLC, NYU Law Degree Balaji Swaminathan, Audit Committee Chairman • Founder and CEO of SAIML Private Ltd • Former President of Westpac Banking Corp. • Former Vice Chairman and MD, Global Corporate and Investment Banking, for Bank of America Merrill Lynch Monaz Karkaria, Director • Seasoned real estate executive • Real Estate Coach & Mentor • Buy Rehab Rent Refinance (BRRRR) strategist 19 Board of Directors

Financial Highlights Q1 2025 RESULTS Closed Loan Value represents combined value across Be My Neighbor Mortgage (acquired September 2024) and GTG Financial (acquired February 2025) YoY represents a comparison against the comparable period in the prior year (Q1 24 vs Q1 25) REVENUE $926K 4,432% YoY GROSS PROFIT $519K 23,725% YoY ADJ EBITDA ($1,961K) 47% YoY represents a comparison against the comparable period in the prior year (Q1 24 vs Q1 25)

NASDAQ: AIRE Phone +1 - 707 - 732 - 5742 ext 2 Email InvestorRelations@realpha.com Locations 6515 Longshore Loop, Suite 100 Dublin, OH 43017 525 Washington Blvd 300, Jersey City, NJ 07310 3350 SW 148th Ave Suite 110, Miramar, FL 33027

Endnotes 22 Notes to Page 4 – Investment Highlights and Page 8 – Total Addressable Market [4.1] Redfin Data Center. "Monthly Housing Market Data from January 2024 - December 2024." Redfin, [URL: https://www.redfin.com/news/data - center/ ]. Based on the total 2024 U.S. housing market value of approximately $1.49 trillion (sum of total value of homes sold in all 50 states), and an average combined buyer and seller agent commission rate of 5.32% in September 2024 from Yahoo Finance. "Real estate agent fees: What percentage do Realtors get?" Yahoo Finance, [URL: https://finance.yahoo.com/personal - finance/mortgages/article/real - estate - agent - fees - 224457001.html ] [4.2] Total Value of Mortgages Originated from Trading Economics. “United State Mortgage Originations” (URL: https://tradingeconomics.com/united - states/mortgage - originations ). Sum of all 2024 quarters to represent calendar year 2024. Total Value of Mortgage Originated includes refinances. Average of 1 - 2% commission rate sourced from Investopedia . “How Much Do Mortgage Brokers Make?” (URL : https : //www . investopedia . com/how - much - do - mortgage - brokers - make - 5213979 ) . We have assumed a 1 . 1 % average commission rate on the total value of mortgages originated to derive the total mortgage broker commissions presented in the graphic . Notes to Page 14 – Revenue Model [14.1] Revenue will vary per transaction based on various factors such as, but not limited to: home price, transaction term, down payment percentage, mortgage usage and market conditions. [14.2] While we have acquired title service and mortgage brokerage companies, we anticipate that we will be able to capture additional revenue if we expand our offerings with additional services. However, there is no guarantee that we will proceed with further acquisitions or provide additional services.

Non - U.S. GAAP Reconciliation 23 The following table provides a reconciliation of net income to Adjusted EBITDA for the periods presented in this presentation: (1) Reflects the amortized original issue discount related to the secured promissory note issued to Streeterville Capital, LLC on August 14, 2024 (2) This pertains to the commitment fee of $1 million in connection with the equity facility we have in place with GEM Global Yield LLC and GEM Yield Bahamas Limited, which has been amortized over a period of 24 months (3) Compensation provided to employees for services through share - based awards, which is recognized as a non - cash expense (4) Expenses related to acquisitions, including professional and legal fees, which are excluded from U.S. GAAP financial measures to provide a clearer view of ongoing operational performance For the Three Months Ended March 31 2024 2025 $(1,419,045) $(2,850,351) Net loss Adjusted to exclude the following: 71,453 179,149 Depreciation and amortization - 93,000 Changes in fair value of contingent consideration 10,445 205,247 Interest expense - 121,251 Amortization of loan discounts and origination fee (1) - 125,000 GEM commitment fee (2) - 78,355 Share based compensation (3) - 87,352 Acquisition - related expenses (4) (1,337,147) (1,960,997) Adjusted EBITDA